Refund liabilities	12 Months Ended
Dec. 31, 2024
Refund Liabilities [Abstract]
Refund liabilities
5.29 Refund liabilities
A refund liability has to be recognized when the customer has already provided a consideration which is expected to be refunded partially or totally. It is measured at the amount the Company has an obligation to repay or amounts which did not meet the criteria for revenue recognition in the past, but there are no remaining goods and services to be provided in future.
Development of refund liabilities during the period is presented below:

	Year ended December 31
in € thousand	2024	2023
BALANCE AS AT JANUARY 1	39,941	143,085
Additions	4,013	465
Payments	(979)	(352)
Other releases	(18,922)	(108,542)
Revenue recognition	—	(40)
Interest expense capitalized	360	8,419
Exchange rate difference	1,728	(3,095)
BALANCE AS AT CLOSING DATE	26,141	39,941
Less non-current portion	(6,491)	(6,303)
CURRENT PORTION	19,650	33,637

As at December 31, 2024, from the total refund liability of €26.1 million, €18.6 million (all-current) are connected to the Collaboration and License Agreement with Pfizer. In the first half of 2024 payments were made by Valneva in connection with the terms and schedule of the Agreement, which are disclosed under other releases. In addition, services provided by Valneva during 2024 resulted in additions to the refund liability.
Refund liabilities of €6.5 million (of which €6.5 million is non-current) relate to the expected payment to GlaxoSmithKline (GSK) due to the termination of the strategic alliance agreements (SAA) in 2019.
An amount of €1.1 million relates to refund liabilities mainly due to statistical return provision and rebates as at December 31, 2024  (December 31, 2023: €0.3 million).
As at December 31, 2023, €33.1 million originated from the collaboration with Pfizer and €6.5 million (of which €6.3 million was non-current) related to the expected payment to GSK from the termination of the SAA in 2019.